CARDLYTICS Q4 2021 Earnings Presentation March 1, 2022

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our) including the potential benefits of our acquisitions of Dosh, Bridg and Entertainment, the anticipated impact of our strategic initiatives to create shareholder value and growth in MAUs and ARPU are forward looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward- looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related the integration of Dosh, Bridg and Entertainment with our company; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Bank of America and Wells Fargo; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners and merchant data partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 1, 2022. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

01 Company overview

© 2021 Cardlytics 4 We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 175M+ Monthly Active Users(1) $3.7T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Cardlytics is focused on five strategic initiatives to create shareholder value + 50% of MAUs connected to new ad server by year end of 2022 + Increasing adoption by agency, middle market and SMB clients Drive long-term growth & operating leverage + Upgraded UI / UX for more content and better offer constructs, and engagement solutions to drive engagement and spend Ad server and ads manager adoption + Product-level offers across wider retail to provide advertisers enhanced flexibility and optionality Next gen customer experience + Scaled product-level offers from leading brands with a friction-free customer experience Product & category offers + Cash flow positive by the end of 2023 with continued self-funding of growth initiatives Grocery & CPG at scale

Dosh overview Converting high-value customers on behalf of new advertiser and fintech partners while helping more consumers save money Innovative platform Partnerships with long-term potential New advertising solutions + Dosh’s technology complements Cardlytics’ product and technology roadmap + Modern, efficient platform that can quickly integrate with neo-banks, fintechs, smaller banks, and consumer-facing organizations + Dosh brings partnerships with multiple neo-banks and fintech players, including Venmo, Betterment and Ellevest + Increased exposure with millennial and younger consumer audiences + Potential to enable new content desired by existing partners, such as travel and local offers + Unique ways for advertisers to connect directly with consumers Customer engagement + A test and learn DTC app to better understand engagement and drive advertiser ROI + Results utilized by partners to drive faster scaled deployments Founded: 2016 | HQ: Austin, TX

Bridg overview A customer data platform working with leading retailers to help them understand and reach customers using product-level insights Product-level Insights that differentiate from CDP peers Partnerships with leading businesses Potential new advertising solutions + Access to SKU and UPC data through its client relationships + Connects to merchant’s point-of-sale through proprietary technology + Capable of connecting to most point of sale systems in the U.S. + Ability to ingest, clean and categorize product-level data to create usable insights + Strong relationships in the restaurant vertical + Expansion into retail and grocery with several key contracts signed in 2020 and 2021 + Ability to target on other digital media platforms, including Cardlytics + Potential to enable product-level offers for partners + Once integrated, Bridg could move to deterministic modeling + Possibility for measurement business Privacy focused + Built from the ground up to protect consumer privacy and security + Not reliant on cookies or other sources for data ingestion + Personal data never leaves the platform and is never sold Founded: 2010 | HQ: Los Angeles, CA

Entertainment overview A recognized leader in premium local offers with relationships across thousands of local advertisers and a team with deep experience in the mid-market and small business sectors New offer capabilities Engagement improvement Scalable content acquisition machine + High-value middle market and local business content + Merchants located in nearly every U.S. MSA covering ~95% of the population + Offers available after banks launch the ad server and evolve the user experience + Local content at scale improves customer engagement & loyalty + Unique offer designs can drive specific consumer behaviors + Drives meaningful value back to customers + Recognized leading ‘discount offers’ brand + Solely focused on mid-market and small business logos + Management and content acquisition team with nearly 20 years’ experience Founded: 1962 | HQ: Detroit, MI

02 Financial information & operating metrics

$17.6 $21.8 $24.7 $31.0 $20.4 $12.4 $19.7 $29.7 $24.3 $29.6 $31.6 $44.0 $36.0 $48.7 $56.4 $69.3 $45.5 $28.2 $46.1 $67.1 $53.2 $58.9 $65.0 $90.0 $58.6 $73.8 $82.8 $100.9 $67.8 $39.5 $62.1 $94.0 $76.3 $85.3 $98.4 $134.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Trended consolidated results Q4 Adj. Contribution 48.5% y/y Q4 Revenue 34.2% y/y Q4 Billings 42.6% y/y Revenue Adj. Contribution(1) Billings(1)

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our Partners GAAP revenue Recognized as Revenue; to be split between CDLX & our Partners Partner share Portion of Revenue shared with our Partners Adjusted contribution Amount retained by CDLX; net of Partner Share

Q4 2021 year-over-year consolidated results Consumer Incentives $26,883 $43,924 Adjusted Partner Share $46,017 $29,652 $44,032 BILLINGS REVENUE ADJ. CONTRIBUTION Adjusted Contribution 42.6% 34.2% 48.5% Q4 2020 Q4 2021 $37,430 Three Months Ended December 31 Change 2020 2021 $ % Billings(1) $93,965 $133,973 $40,008 42.6% Consumer Incentives 26,883 43,924 17,041 63.4% Revenue $67,082 $90,049 $22,967 34.2% Adjusted Partner Share and other third-party costs(1) 37,430 46,017 8,587 22.9% Adjusted contribution(1) $29,652 $44,032 $14,380 48.5% Delivery costs 3,907 6,427 2,520 64.5% Deferred implementation costs 958 1,442 484 50.5% Gross profit $24,787 $36,163 $11,376 45.9% Net loss ($6,777) ($11,834) ($5,057) (74.6%) Adjusted EBITDA(1) $4,491 $2,560 ($1,931) (43.0%)

Cardlytics platform advertiser spend by industry Advertising spend from agency accounts grew >100% during the fourth quarter of 2021 compared to the fourth quarter of 2020. Agency accounts represented >10% of total advertising spend during the fourth quarter of 2021 compared to >5% during the fourth quarter of 2020. % Change % of Total Advertiser Spend Three Months Ended December 31, 2021 Three Months Ended December 31, Industry vs 2020 vs 2019 2019 2020 2021 Grocery & Gas > 75% > 55% < 10% > 5% < 15% Restaurant > 5% > 0% > 25% > 30% > 15% Retail > 45% > 35% > 35% < 30% > 30% Travel & Entertainment > 60% < 45% > 15% < 10% < 10% Direct to Consumer > 25% > 125% < 15% > 25% < 30%

Cardlytics platform engagement metrics(1) There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals. Monthly log-in days(2) show that MAUs logged in 10 days per month in Q4 2021 versus 10 days per month in Q4 2020. Offer activation rates(2) show higher rates for small-ticket, volume- heavy offers versus large-ticket and subscription offers. Campaign spend ratios(2) show Cardlytics currently targets a small proportion of total MAU spend. + As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers. + There remains considerable room to target larger audiences in light of existing MAU engagement levels. Campaign Spend Ratios by Industry Offer Activation Rates by Industry Q4 2020 Q4 2021 Q4 2020 Q4 2021 3.67% 2.57% 4.69% 2.66% 6.65% 3.53% 2.87% 4.04% 2.55% 2.59% 3.65% 2.77% 6.32% 2.99% 2.86% 4.01% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel 0.56% 0.77% 1.07% 0.45% 4.10% 1.60% 1.44% 1.51% 0.32% 1.24% 1.43% 0.09% 3.69% 2.26% 0.32% 3.21% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel

Significant MAU increase precedes opportunity for expected billings growth and future ARPU expansion for the Cardlytics platform ARPU(1)MAUs(1) 108.5 120.1 128.3 133.4 140.8 157.2 161.6 163.6 168.5 167.6 170.6 175.4 $0.33 $0.40 $0.44 $0.52 $0.32 $0.18 $0.29 $0.41 $0.32 $0.34 $0.36 $0.49 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21

03 Appendix

Q4 2021 results Three Months Ended December 31, Change Year Ended December 31, Change 2021 2020 AMT % 2021 2020 AMT % Revenue $90,049 $67,082 $22,967 34.2% $267,116 $186,892 $80,224 42.9% Billings(1) 133,973 93,965 40,008 42.6% 394,075 263,355 130,720 49.6% Gross Profit 36,163 24,787 11,376 45.9% 103,340 63,274 40,066 63.3% Adjusted contribution(1) 44,032 29,652 14,380 48.5% 129,628 82,182 47,446 57.7% Net loss attributable to common stockholders (11,834) (6,777) (5,057) 74.6% (128,565) (55,422) (73,143) 132.0% Net loss per share (EPS) ($0.35) ($0.24) ($0.11) 43.1% ($3.99) ($2.04) ($1.95) 95.9% Adjusted EBITDA(1) $2,560 $4,491 ($1,931) (43.0%) ($12,220) ($7,780) ($4,440) 57.1% Adjusted EBITDA margin(1)(2) 2.8% 6.7% (3.9%) (57.5%) (4.6%) (4.2%) (0.4%) 9.9% Non-GAAP net loss(1) ($5,024) ($1,523) ($3,501) 229.9% ($38,727) ($23,252) ($15,475) 66.6% Non-GAAP net loss per share(1) ($0.15) ($0.05) ($0.10) 173.0% ($1.20) ($0.85) ($0.35) 40.4% Cardlytics MAUs (in millions) 175.4 163.6 11.8 7.2% 170.9 155.8 15.1 9.7% Cardlytics ARPU $0.49 $0.41 $0.08 19.5% $1.51 $1.20 $0.31 25.87% Bridg ARR $15,282 $ - $15,282 NM $15,282 $ - $15,282 NM

Reconciliation of GAAP revenue to billings Three Months Ended Mar 31, 2019 Jun 30, 2019 Sept 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Cardlytics Platform Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $56,763 $62,075 $86,686 Plus: Consumer Incentives 22,562 25,046 26,373 31,642 22,267 11,299 16,014 26,883 23,087 26,484 33,464 43,924 Billings $58,550 $73,776 $82,792 $100,935 $67,776 $39,521 $62,093 $93,965 $76,317 $83,247 $95,539 $130,610 Bridg Platform Revenue - - - - - - - - - $2,090 $2,909 $3,363 Plus: Consumer Incentives - - - - - - - - - - - - Billings - - - - - - - - - $2,090 $2,909 $3,363 Consolidated Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $58,853 $64,984 $90,049 Plus: Consumer Incentives 22,562 25,046 26,373 31,642 22,267 11,299 16,014 26,883 23,087 26,484 33,464 43,924 Billings $58,550 $73,776 $82,792 $100,935 $67,776 $39,521 $62,093 $93,965 $76,317 $85,337 $98,448 $133,973

20

Reconciliation of GAAP gross profit to adjusted contribution

(Amounts in thousands)

	Three Months Ended											
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021
Cardlytics Platform												
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$56,763	$62,075	$86,686
Minus:												
Partner Share and other third-party costs	19,004	27,620	32,470	38,986	26,138	16,811	27,971	38,388	29,771	29,890	33,929	47,274
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	4,837	4,777	4,618
Gross Profit	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610	$24,787	$19,521	$22,036	$23,369	$34,794
Plus:												
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	4,837	4,777	4,618
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Adjusted contribution	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749	$29,652	$24,341	$27,603	$28,877	$40,854
Bridg Platform												
Revenue	-	-	-	-	-	-	-	-	-	$2,090	$2,909	$3,363
Minus:												
Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	63	161	185
Delivery costs	-	-	-	-	-	-	-	-	-	911	1,613	1,809
Gross Profit	-	-	-	-	-	-	-	-	-	$1,116	$1,135	$1,369
Plus:												
Delivery costs	-	-	-	-	-	-	-	-	-	911	1,613	1,809
Adjusted contribution	-	-	-	-	-	-	-	-	-	$2,027	$2,748	$3,178
Consolidated												
Revenue	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079	$67,082	$53,230	$58,853	$64,984	$90,049
Minus:												
Partner Share and other third-party costs	19,004	27,620	32,470	38,986	26,138	16,811	27,971	38,388	29,771	29,953	34,090	47,459
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	5,748	6,390	6,427
Gross Profit	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610	$24,787	$19,521	$23,152	$24,504	$36,163
Plus:												
Delivery costs	3,246	3,370	3,070	3,207	3,406	3,499	3,498	3,907	3,938	5,748	6,390	6,427
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Adjusted contribution	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749	$29,652	$24,341	$29,630	$31,625	$44,032

21

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs

(Amounts in thousands)

	Three Months Ended											
Cardlytics Platform	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021
Partner Share and other third-party costs	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971	$38,388	$29,771	$29,890	$33,929	$47,274
Minus:												
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Adjusted Partner Share and other third-party costs	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330	$37,430	$28,889	$29,160	$33,198	$45,832
Bridg Platform												
Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	$63	$161	$185
Minus:												
Deferred implementation costs	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	-	-	-	-	-	-	-	-	-	$63	$161	$185
Consolidated												
Partner Share and other third-party costs	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971	$38,388	$29,771	$29,953	$34,090	$47,459
Minus:												
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Adjusted Partner Share and other third-party costs	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330	$37,430	$28,889	$29,223	$33,359	$46,017

22

Reconciliation of GAAP net (loss) income to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended											
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021
Cardlytics Platform												
Net (loss) income	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)	($6,777)	($24,895)	($45,328)	($39,473)	($11,758)
Plus:												
Income tax benefit	-	-	-	-	-	-	-	-	-	-	-	(2,302)
Interest expense (income), net	304	338	218	(312)	(284)	10	283	3,039	3,045	3,078	3,192	3,247
Depreciation and amortization expense	961	1,053	1,167	1,354	2,331	1,545	1,933	2,017	3,065	7,092	5,554	6,774
Stock-based compensation expense	1,708	3,072	7,486	3,585	4,126	9,108	11,578	7,584	7,248	13,179	15,627	11,168
Foreign currency (gain) loss	(491)	667	903	(1,859)	1,886	8	(1,066)	(2,377)	(319)	-	1,543	43
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Costs associated with financing events	-	-	123	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	23	28	-	-	-	-	-	-	-	-	-
Restructuring costs	-	-	-	-	482	403	391	47	-	-	713	-
Acquisition and integration costs	-	-	-	-	-	-	-	-	7,030	14,114	1,620	1,616
Change in fair value of contingent consideration	-	-	-	-	-	-	-	-	-	1,480	6,261	(6,367)
Adjusted EBITDA	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)	$4,491	($3,944)	($5,655)	($4,232)	$3,863
Bridg Platform												
Net (loss) income	-	-	-	-	-	-	-	-	-	($1,978)	($5,056)	($76)
Plus:												
Income tax benefit	-	-	-	-	-	-	-	-	-	-	-	(5,562)
Depreciation and amortization expense	-	-	-	-	-	-	-	-	-	1,741	2,821	2,824
Stock-based compensation expense	-	-	-	-	-	-	-	-	-	158	1,203	1,681
Acquisition and integration costs	-	-	-	-	-	-	-	-	-	68	94	(170)
Adjusted EBITDA	-	-	-	-	-	-	-	-	-	($11)	($938)	($1,303)
Consolidated												
Net (loss) income	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)	($6,777)	($24,895)	($47,306)	($44,529)	($11,834)
Plus:												
Income tax benefit	-	-	-	-	-	-	-	-	-	-	-	($7,864)
Interest expense (income), net	304	338	218	(312)	(284)	10	283	3,039	3,045	3,078	3,193	3,247
Depreciation and amortization expense	961	1,053	1,167	1,354	2,331	1,545	1,933	2,017	3,065	8,833	8,375	9,598
Stock-based compensation expense	1,708	3,072	7,486	3,585	4,126	9,108	11,578	7,584	7,248	13,337	16,830	12,849
Foreign currency (gain) loss	(491)	667	903	(1,859)	1,886	8	(1,066)	(2,377)	(319)	-	1,543	43
Deferred implementation costs	653	731	789	696	1,008	991	1,641	958	882	730	731	1,442
Costs associated with financing events	-	-	123	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	23	28	-	-	-	-	-	-	-	-	-
Restructuring costs	-	-	-	-	482	403	391	47	-	-	713	-
Acquisition and integration costs	-	-	-	-	-	-	-	-	7,030	14,182	1,714	1,446
Change in fair value of contingent consideration	-	-	-	-	-	-	-	-	-	1,480	6,261	(6,367)
Adjusted EBITDA	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)	$4,491	($3,944)	($5,666)	($5,169)	$2,560

Reconciliation of GAAP net loss to non-GAAP net loss and non-GAAP net loss per share Three Months Ended Year Ended December 31, December 31, 2021 2020 2021 2020 Net loss ($11,834) ($6,777) ($128,565) ($55,422) Plus: Stock-based compensation expense 12,849 7,584 50,264 32,396 Foreign currency loss (gain) 43 (2,377) 1,267 (1,549) Acquisition and integration costs 1,446 - 24,372 - Amortization of acquired intangibles 6,703 - 19,712 - Change in fair value of contingent consideration (6,367) - 1,374 - Restructuring costs - 47 713 1,323 Income tax benefit (7,864) - (7,864) - Non-GAAP net loss ($5,024) ($1,523) ($38,727) ($23,252) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: Weighted-average common shares outstanding, diluted 33,393 27,705 32,202 27,231 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.15) ($0.05) ($1.20) ($0.85)

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs; acquisition and integration costs; and change in fair value of contingent considerations. Bridg ARR: We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period. Cardlytics MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net loss income before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration costs; amortization of acquired intangibles; change in fair value of contingent considerations; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted. Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Industry and account definitions Segment Segment Constituents DTC Direct to consumer Entertainment Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television Travel Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Exclusions Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools Merchants on the Cardlytics platform in which we interact with an advertising agency that we believe holds significant influence over the decision-making process as it relates to the design and management of advertising campaigns Agency Accounts